Filed Pursuant to Rule 497(e)

Monetta Trust Registration File No. 811-7360

MONETTA TRUST

SUPPLEMENT DATED NOVEMBER 10, 2009

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2009

        On November 9, 2009, the Monetta Trust Board of Trustees and the Trust’s investment adviser (the "Adviser") approved a plan to liquidate and close Monetta Government Money Market Fund.  The liquidation is expected to occur on December 18, 2009 (the "Liquidation Date").  The remaining 3 series of the Monetta Trust will remain open and unaffected by this announcement.

The Government Money Market Fund will not accept any additional purchases of Fund shares through the Liquidation Date. Shares of the Government Money Market Fund may be exchanged for shares of Monetta Fund or any of the other series of the Monetta Trust before the Liquidation Date. Shareholders in the Government Money Market Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them at their address of record when the liquidation occurs.

Effective as of December 18, 2009, all references to Monetta Government Money Market Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Please keep this supplement for future reference